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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                   ----------

                                 AUGUST 24, 1998
                                (Date of Report)

                             EAGLE GEOPHYSICAL, INC.
             (Exact name of registrant as specified in its charter)


   DELAWARE                        000-22863                   76-0522659
(State or other                   (Commission               (I.R.S. Employer
jurisdiction of                   File Number)             Identification No.)
 incorporation)




                              50 BRIAR HOLLOW LANE
                                 6TH FLOOR WEST
                              HOUSTON, TEXAS 77027
               (Address of principal executive offices) (Zip Code)

                                 (713) 881-2800
                         (Registrant's telephone number,
                              including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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         ITEM 5.         OTHER EVENTS

         On August 4, 1998, the Board of Directors of Eagle Geophysical, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.01 per share (the "Common Stock"), of the Company. The dividend is payable on August 31, 1998 (the "Record Date"), to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-thousandth of a share of Series A Junior Participating Preferred Stock, $.01 par value per share (the "Series A Preferred Stock"), of the Company at a price of $46 per one one-thousandth of a share of Series A Preferred Stock (the "Purchase Price"), subject to adjustment. The complete description and terms of the Rights are set forth in a Rights Agreement dated as of August 24, 1998, as the same may be amended from time to time (the "Rights Agreement"), between the Company and ChaseMellon Shareholder Services, L.L.C., as Rights Agent (the "Rights Agent"). The following description of the Rights Agreement is a summary of the material terms thereof and is qualified in its entirety by reference to the complete text of the Rights Agreement.

         Upon distribution, the Rights will be attached to all outstanding shares of Common Stock and will be represented by the certificates representing such shares. No separate certificates evidencing the Rights (the "Rights Certificates") will be distributed prior to the Distribution Date (as defined below). The Rights will separate from the Common Stock and a "Distribution Date" will occur upon the earlier of (i) 10 business days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of 15% or more of the outstanding shares of Common Stock (the "Stock Acquisition Date"), or (ii) 10 business days (or such later date as the Board of Directors shall determine) following the commencement of a tender or exchange offer that would result in a person or group beneficially owning 15% or more of such outstanding shares of Common Stock (the "Tender Offer Date"). The term "Acquiring Person" is defined in the Rights Agreement to exclude Seitel, Inc., together with its executive officers and directors, for so long as they are the beneficial owner of no more than 18% of the outstanding shares of Common Stock. Until the Distribution Date, (i) the Rights will be evidenced by the Common Stock certificates and will be transferred with and only with such Common Stock certificates, (ii) Common Stock certificates will contain a notation incorporating the Rights Agreement by reference, and (iii) the surrender for transfer of any certificates for Common Stock outstanding will also constitute the transfer of the Rights associated with the Common Stock represented by such certificates. Pursuant to the Rights Agreement, the Company reserves the right to require prior to the occurrence of a Triggering Event (as defined below) that, upon any exercise of Rights, a number of Rights be exercised so that only whole shares of Series A Preferred Stock will be issued (or fractions that are integral multiples of one one-thousandth of a share).

         The Rights are not exercisable until the Distribution Date and will expire at the close of business on August 4, 2008, or such later date as the Board of Directors establishes under certain circumstances, unless earlier redeemed by the Company as described below.

         As soon as practicable after the Distribution Date, Rights Certificates will be mailed to holders of record of Common Stock as of the close of business on the Distribution Date and, thereafter, the separate Rights Certificates alone will represent the Rights. Except as otherwise determined by the Board of Directors, only shares of Common Stock outstanding prior to the Distribution Date will be issued with Rights.

         Each share of Series A Preferred Stock purchased upon exercise of the Rights will be entitled to a minimum preferential quarterly dividend payment equal to the greater of (i) $1.00 per share, and (ii) 1,000 times the dividend, if any, declared per share of Common Stock. In the event of liquidation, the holders of the Series A Preferred Stock will be entitled to a minimum preferential liquidation payment equal to 1,000

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times the par value per share plus an amount equal to accrued and unpaid dividends and distributions to the date of such payment. Each share of Series A Preferred Stock will have 1,000 votes and will vote together with the Common Stock. In the event of any merger, consolidation or other transaction in which shares of Common Stock are exchanged, each share of Series A Preferred Stock will be entitled to receive 1,000 times the amount per share of Common Stock received in such merger, consolidation or other transaction. These rights are protected by customary antidilution provisions. The shares of Series A Preferred Stock will, if issued, be junior to any other series of Preferred Stock which may be authorized and issued by the Company, unless the terms of any such other series provide otherwise. Because of the nature of the Series A Preferred Stock's dividend, liquidation and voting rights, the value of one one-thousandth of a share of Series A Preferred Stock purchasable upon the exercise of each Right should approximate the value of one share of Common Stock.

         In the event that any Person becomes the beneficial owner of 15% or more of the then outstanding shares of Common Stock (unless such acquisition is made pursuant to a tender or exchange offer for all outstanding shares of Common Stock, upon terms and conditions determined by a majority of the directors to be in the best interests of the Company and its stockholders (a "Qualifying Offer")), each holder of a Right (other than an Acquiring Person, certain related parties and transferees) will thereafter have the right to receive, upon exercise, Common Stock (or, in certain circumstances, cash, property or other securities of the Company), having a value equal to two times the exercise price of the Right. For example, at an exercise price of $46 per Right, each Right not owned by an Acquiring Person (or by certain related parties or transferees) following the event set forth above would entitle its holder to purchase $92 worth of Common Stock (or other consideration, as noted above) for $46. Assuming that the Common Stock had a per share market price of $30 at such time, the holder of each valid Right would be entitled to purchase 3.06 shares of Common Stock for $46. The Rights are not exercisable following the occurrence of any of the events described above until such time as the Rights are no longer redeemable by the Company as described below. Notwithstanding any of the foregoing, following the occurrence of any of the events set forth in this paragraph, all Rights that are, or (under certain circumstances specified in the Rights Agreement) were, beneficially owned by any Acquiring Person will be null and void.

         In the event that at any time following the Stock Acquisition Date, (i) the Company is acquired in a merger or business combination transaction in which it is not the surviving corporation (other than a merger consummated pursuant to a Qualifying Offer); (ii) the Company is the surviving corporation in a business combination transaction (other than such a transaction consummated pursuant to a Qualifying Offer) but all or part of the outstanding shares of Common Stock are changed or exchanged for stock or other securities of any person or cash or any other property; or (iii) more than 50% of the combined assets or earning power is sold or transferred (in each case other than certain consolidations with, mergers with and into, or sales of assets or earning power by or to subsidiaries of the Company as specified in the Rights Agreement), each holder of a Right (except Rights which have previously been voided as set forth above) shall thereafter have the right to receive, upon exercise thereof, common stock of the acquiring company having a value equal to two times the exercise price of the Right. The events described in this paragraph and in the preceding paragraph are referred to as the "Triggering Events."

         In order to prevent dilution, the Purchase Price payable, the number and kind of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time (x) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Series A Preferred Stock, (y) if holders of the Series A Preferred Stock are granted certain rights or warrants to subscribe for Series A Preferred Stock or securities convertible into Series A Preferred Stock at less than the current market price of the Series A Preferred Stock, or (z) upon the distribution to holders of the Series A Preferred Stock of

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evidences of indebtedness, cash (excluding regular quarterly cash dividends), assets (other than dividends payable in Series A Preferred Stock) or subscription rights or warrants (other than those referred to in clause (y) above).

         With certain exceptions, no adjustments in the Purchase Price will be required until cumulative adjustments amount to at least 1% of the Purchase Price. No fractional shares of Series A Preferred Stock are required to be issued (other than fractions which are integral multiples of one one-thousandth of a share of Series A Preferred Stock) and, in lieu thereof, the Company may make an adjustment in cash based on the market price of the Series A Preferred Stock on the trading day prior to the date of exercise.

         At any time until ten business days following the Stock Acquisition Date, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (payable in cash, shares of Common Stock or other consideration deemed appropriate by the Board of Directors). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the $.001 redemption price.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

         Any of the provisions of the Rights Agreement may be amended by the Board of Directors of the Company prior to the Distribution Date, other than the redemption price and the number of one one-thousandths of a share of Series A Preferred Stock for which a right is exercisable, and the Purchase Price may not be reduced. After the Distribution Date, the provisions of the Rights Agreement may be amended by the Board in order to cure any ambiguity, to make changes which do not adversely affect the interests of holders of Rights or to shorten or lengthen any time period under the Rights Agreement, except that no amendment to adjust the time period governing redemption may be made at such time as the Rights are not redeemable. The Final Expiration Date (as defined in the Rights Agreement) may be changed and the Purchase Price may be increased at any time prior to a Stock Acquisition Date or a Tender Offer Date.

         THIS SUMMARY DESCRIPTION OF THE RIGHTS DOES NOT PURPORT TO BE COMPLETE AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE RIGHTS AGREEMENT, FORM OF CERTIFICATE OF DESIGNATIONS OF JUNIOR PARTICIPATING PREFERRED STOCK, FORM OF RIGHT CERTIFICATE AND THE FORM OF THE SUMMARY OF RIGHTS, ALL FILED AS EXHIBITS HERETO AND INCORPORATED BY REFERENCE HEREIN.

         ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS



         (a)      Financial Statements of businesses acquired.

                                    Not applicable.

         (b)      Pro Forma Financial Information.

                                    Not applicable.



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         (c)      Exhibits.

                  4.1 Rights Agreement dated as of August 24, 1998 by and between the Company and ChaseMellon Shareholder Services, L.L.C. as Rights Agent, including Certificate of Designations of Junior Participating Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights to Purchase Preferred Shares as Exhibit C.

                  4.2 Form of Certificate of Designations of Junior Participating Preferred Stock (Exhibit A to the Rights Agreement filed as Exhibit 4.1 hereto).

                  4.3 Form of Rights Certificate (Exhibit B to the Rights Agreement filed as Exhibit 4.1 hereto).

                  4.4 Form of Summary of Rights to Purchase Preferred Shares (Exhibit C to the Rights Agreement filed as
                           Exhibit 4.1 hereto).

                  99.1     Press Release dated August 24, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        EAGLE GEOPHYSICAL, INC.
                                             (Registrant)



Dated: August 24, 1998                  By:  /S/ RICHARD W. MCNAIRY
                                             --------------------------
                                             Richard W. McNairy, Vice President

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                                  EXHIBIT INDEX

               Exhibit
               Page No.                 Description
               --------                 -----------
                  4.1   -- Rights Agreement dated as of August 24, 1998 by
                           and between the Company and ChaseMellon Shareholder
                           Services, L.L.C. as Rights Agent, including
                           Certificate of Designation of Junior Participating
                           Preferred Stock as Exhibit A, the form of Rights
                           Certificate as Exhibit B and the Summary of Rights to
                           Purchase Preferred Shares as Exhibit C.

                  4.2   -- Form of Certificate of Designations of Junior
                           Participating Preferred Stock (Exhibit A to the
                           Rights Agreement filed as Exhibit 4.1 hereto).

                  4.3   -- Form of Rights Certificate (Exhibit B to the Rights
                           Agreement filed as Exhibit 4.1 hereto).

                  4.4   -- Form of Summary of Rights to Purchase Preferred
                           Shares (Exhibit C to the Rights Agreement filed as
                           Exhibit 4.1 hereto).

                  99.1  -- Press Release dated August 24, 1998.